                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                   TELECOMM INDUSTRIES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                           TELECOMM INDUSTRIES CORP.
                               1743 QUINCY AVENUE
                              NAPERVILLE, ILLINOIS

                                                                  April 29, 1998

Dear Stockholder:

    You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Telecomm Industries Corp., on June 4, 1998, starting at 10:00 a.m. local time at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60638.

    As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is the election of directors, amendment of the Company's 1997 Stock Option and Award Plan and ratification of the appointment of Coopers & Lybrand L.L.P. as independent accountants for the current year. In addition, the Company's management team will report on the Company's results and will be available to respond to stockholders' questions.

    Your vote is important to the Company. Whether or not you plan to attend the Annual Meeting, please return the enclosed proxy as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the Annual Meeting even if you have returned a proxy.

    On behalf of the Directors and management of Telecomm Industries Corp., we would like to thank you for your continued support and confidence in the Company and look forward to seeing you at the meeting.

                                          Sincerely,

                                          /s/ PAUL SATTERTHWAITE
                                          Paul Satterthwaite
                                          SECRETARY

                           TELECOMM INDUSTRIES CORP.
                                1743 QUINCY AVE.
                              NAPERVILLE, ILLINOIS

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 4, 1998

                            ------------------------

TO THE STOCKHOLDERS OF TELECOMM INDUSTRIES CORP.:

    The Annual Meeting of the Stockholders of Telecomm Industries Corp., a Delaware corporation (the "Company" or "Telecomm"), will be held on June 4, 1998 at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60638, beginning at 10:00 a.m. local time for the following purposes:

    1. To elect the Board of Directors to serve for a term of one year (Proposal 1);

    2. To approve the amendment of the Company's 1997 Stock Option and Award Plan (Proposal 2);

    3. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants for the Company for the fiscal year ending December 31, 1998 (Proposal 3); and

    4. To transact such other business as may properly come before the meeting or any adjournment thereof.

    These items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only stockholders of record at the close of business on May 4, 1998 are entitled to vote at the Annual Meeting.

    All stockholders are cordially invited to attend the meeting in person. However, to insure your representation at the meeting, please sign and return the enclosed proxy as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                          By Order of the Board of Directors

                                          /s/ JAMES M. LOWERY

                                          James M. Lowery
                                          CHAIRMAN OF THE BOARD

                           TELECOMM INDUSTRIES CORP.

                                ----------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Telecomm Industries Corp. (the "Company" or "Telecomm") to be used at the 1998 Annual Meeting of Stockholders of the Company to be held on June 4, 1998, and any postponements or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60638, beginning at 10:00 A.M. local time. As more fully described below, the principal business to be addressed at the Annual Meeting is the election of directors, approval of amendment of the Company's 1997 Stock Option and Award Plan and the ratification of the appointment of Coopers & Lybrand L.L.P. as independent public accountants for the Company's 1998 fiscal year.

    The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be borne by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally and by telephone, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by directors, officers and employees of the Company.

    Any person giving a proxy pursuant to this solicitation may revoke it at any time before it is voted by delivering to the Secretary of the Company at its principal office a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself revoke a proxy. Each validly executed, unrevoked proxy received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting as specified by the stockholder. If no choice is indicated, the proxy will be voted FOR the election of the nominees and FOR the proposals set forth in the Notice.

    This Proxy Statement and the accompanying Chairman's letter, Notice and proxy, together with the Company's annual report to stockholders on Form 10-KSB for the fiscal year ended December 31, 1997, are being sent to stockholders beginning on or about May 8, 1998.

                               VOTING AND QUORUM

    Holders of record of shares of the Company's Common Stock at the close of business on May 4, 1998 are entitled to vote at the Annual Meeting. On March 31, 1998, there were 12,650,746 shares of Common Stock outstanding and 20,000,000 shares of Common Stock authorized. Each outstanding share is entitled to one vote.

    A majority of the issued and outstanding shares of Common Stock entitled to vote constitutes a quorum at the Annual Meeting. Shares of Common Stock represented in person or by proxy at the Annual Meeting, including abstentions and "broker non-votes," will be tabulated by the inspectors of election appointed for the Annual Meeting and will determine whether or not a quorum is present. A broker non-vote occurs when a broker holding stock in "street name" indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

    The affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for the election of directors. Amendment of the Company's 1997 Stock Option and Award Plan and the ratification of Coopers & Lybrand L.L.P. as the Company's independent accountants require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting.

    With respect to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals (other than the election of directors) and will be counted as shares that are present and entitled to vote for a proposal, but will not be counted as votes in favor of such proposal. Accordingly, an abstention from voting on a proposal by a stockholder present in person or represented by proxy at the Annual Meeting will have the same legal effect as a vote "against" the matter even though the stockholder or interested parties analyzing the results of the voting may interpret the abstention differently. Broker non-votes are not shares entitled to vote, will not be counted in the total number of votes, and thus will have no effect on the outcome of voting.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Seven directors are to be elected to the Company's Board of Directors at the Annual Meeting. The elected directors will hold office until the next annual meeting of stockholders of the Company, or until their successors are duly elected and qualified. The Board has nominated James M. Lowery, Michael J. Toth, Rita Koridek, Steven W. Smith, Raymond W. Sheets, Jr., Paul Satterthwaite and Paul Stoyanoff for election as directors and recommends that the stockholders vote FOR the nominees. All the nominees are currently directors of the Company.

    The enclosed Proxy will be voted FOR the nominees unless the proxy holders are otherwise instructed. If any of the nominees are unavailable or decline to serve as a director for any reason, the proxy holders will vote the proxies for a substitute nominee designated by the Board of Directors. The Board of Directors does not expect that any of the nominees will be unavailable.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES.

    Certain information about the nominees is set forth below:

                                                    DATE SERVICE
NAME                                    AGE          COMMENCED                    POSITIONS WITH REGISTRANT
----------------------------------      ---      ------------------  ---------------------------------------------------
James M. Lowery...................          49        February 1997  Chairman of the Board and Chief Executive Officer

Rita Koridek......................          42        February 1997  Director and Regional Vice-President

Paul J. Satterthwaite.............          43          August 1997  Director, Vice-President of Mergers and
                                                                       Acquisitions and Secretary

Paul Stoyanoff....................          40        February 1997  Director and Regional Vice-President

Michael J. Toth...................          54            July 1994  Director and Regional Vice-President

Raymond W. Sheets, Jr.............          33         October 1993  Director

Steven W. Smith...................          38         October 1993  Director

    JAMES M. LOWERY. Mr. Lowery became Chairman of the Board and Chief Executive Officer of the Company in February 1997 and was President of Seraphim Information Systems, Inc. ("Seraphim") from August 1992 until it was merged into the Company in January 1996. Prior to that time, he was employed by Ameritech as Director of Channel Management for the authorized distributors in Ameritech's marketing area.

    RITA KORIDEK. Ms. Koridek has served as a Director of the Company since February 1997 and as a Regional Vice-President since January 1996. From January 1995 to January 1996, she was a partner in Seraphim and from January 1995 to January 1997 she owned and managed St. James Sales and Consulting Group, an Ameritech pay phone distributorship in Illinois. From December 1993 to January 1995, Ms. Koridek served as a Vice President of Ameritech.

    PAUL SATTERTHWAITE. Mr. Satterthwaite has served as a Director and as Vice-President of Mergers and Acquisitions of the Company since August 1997. For more than five years prior to that time, he served as President and Chief Executive Officer of Unitel Corporation ("Unitel") until it was acquired by the Company in August 1997. While Mr. Satterthwaite served as an Officer of Unitel, prior to its acquisition by Telecomm, an involuntary petition was filed under Chapter 7 of the Bankruptcy Code against Unitel. The petition was dismissed on July 29, 1997 after a settlement was reached with Unitel's creditors.

    PAUL STOYANOFF. Mr. Stoyanoff has served as a Director and Regional Vice-President of the Company since February 1997. From October 1994 to February 1997, he served as the Managing Vice President of Authorized Network Distributors, Inc., which was acquired by the Company in September 1995. From October 1990 to October 1994, Mr. Stoyanoff served as a Regional Sales Manager for Tone Commander Systems of Redmond, Washington.

    MICHAEL J. TOTH. Mr. Toth served as the Chairman of the Company from July 1995 to February 1997, and as a Director since July 1994. In addition, Mr. Toth has served as a Regional Vice-President of the Company since February 1997. He has also been President and a Director of Centel Corporation, formerly a wholly-owned subsidiary of the Company doing business under the trade name Teleco ("Teleco"), since its inception. Mr. Toth has been for more than the past five years the President, a Director and controlling shareholder of Associate Security, Inc., from which Teleco acquired its operating assets in April 1994.

    RAYMOND W. SHEETS, JR. Mr. Sheets has been a Director of the Company since October 18, 1993. In addition, from 1991 to December 31, 1994, he was a Vice President, Treasurer, Secretary and a Director of Telephone Communications, Inc. ("TCI"), a telephone services leasing company. In January 1995, Mr. Sheets, together with Steven W. Smith, formed Telephone Communications Ltd., a limited partnership to acquire and operate TCI ("TCL"). In September 1997, TCL changed its name to Spectrum Ltd., also a limited partnership ("Spectrum"). Spectrum continues to operate as a telephone services leasing company. Since their respective formations, Mr. Smith has been a partner in TCL and Spectrum.

    STEVEN W. SMITH. Mr. Smith has been a Director of the Company since October 18, 1993. From 1991 to December 31, 1994, he was also President and Chairman of the Board of Directors of TCI. Since their respective formations, Mr. Smith has been a partner in TCL and Spectrum.

EXECUTIVE OFFICERS

    The Company has one Executive Officer in addition to the nominees described above. ERIC GETZIN, a certified public accountant, has served as the Chief Financial Officer of Telecomm since August 1997. From January 1997 to August 1997, Mr. Getzin served as the Chief Financial Officer of Unitel. Prior to January 1997, he provided part-time financial officer services to a variety of companies through Alternative Financial Services, a consulting company that he founded in April 1991. Mr. Getzin is 38 years old.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    The Board of Directors met 8 times in 1997. During 1997, all incumbent members of the Board of Directors participated in all of the Board's meetings.

    The Compensation Committee is composed of Mr. Sheets and Mr. Smith and its purpose is to review and make recommendations regarding the compensation of executive officers of the Company and to administer option grants under the Company's 1997 Stock Option and Award Plan. This Committee was established in March 1997.

DIRECTOR COMPENSATION

    Members of the Board of Directors are not compensated for their services in such capacity.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") and the NASDAQ System initial reports of ownership and reports of changes in ownership of the Common Stock. Officers, directors and stockholders holding more than 10% of the outstanding shares of the Company's Common Stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of copies of these reports furnished to the Company or written representation that no reports were required, the Company believes that: (1) Mr. Paul Stoyanoff, Mr. Paul Satterthwaite, Ms. Rita Koridek and Mr. Eric Getzin failed to file Form 3's when they were promoted to executive officer positions at the Company; and (2) Raymond W. Sheets, Jr. failed to file two Form 4's to report four dispositions of Common Stock in 1997. Form 3's and a Form 5, as applicable, will be filed for each of these officers or directors with the Securities and Exchange Commission as soon as possible.

                    PROPOSAL NO. 2--AMENDMENT OF STOCK PLAN

    The Board of Directors unanimously approved amending the Telecomm Industries Corp. 1997 Stock Option and Award Plan (the "Stock Plan"), subject to approval by the stockholders, to increase the number of shares of Common Stock issuable pursuant to the Stock Plan from 75,000 to 2,000,000.

DESCRIPTION OF THE CURRENT STOCK PLAN

    The Stock Plan was adopted to attract and retain qualified and competent persons who are key to the Company, including key employees, officers and directors, and upon whose efforts and judgment the success of the Company is largely dependent, by encouraging such persons to own stock in the Company. The Stock Plan provides for the grant to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), for the grant of nonstatutory stock options to eligible employees (including officers and directors) and non-employee directors and for the grant of restricted stock awards. Incentive stock options may be exercisable for up to ten years at an option price of not less than the fair market value of the Common Stock on the date that the option is granted, or for up to five years at an option price of not less than 110% of the fair market value of the Common Stock in the case of an officer or other key employee who owns, at the time the option is granted, more than ten percent of the Common Stock. Holders of incentive stock options qualify for certain favorable tax treatment. See "Summary of Federal Income Tax Consequences." Nonstatutory stock options may be exercisable for up to ten years at such exercise price and upon such terms and conditions as the Compensation Committee of the Board of Directors may determine.

    The Stock Plan will be administered by the Compensation Committee of the Board of Directors, which will be charged with designating those persons to whom options or restricted stock awards are to be granted and determining the terms of such awards, including the exercise price of options, the number of shares subject to an option, the time of the exercise of an option and the number of shares of, and the restrictions placed on, a restricted stock award. In granting awards, the Compensation Committee will take into consideration the past performance and anticipated future contribution of the potential grant recipient and such other considerations the Committee deems relevant.

    Options granted under the Stock Plan are subject to the following restrictions, among others: (1) the per share exercise price for incentive stock options must be equal to or greater than 100% of the fair market value of a share of Common Stock on the date of grant of the option; (2) no option may be exercisable after the expiration of ten years from the date of its grant; and
(3) options granted under the Stock Plan are subject to transfer restrictions as follows:

    (a) No Incentive Stock Option shall be transferable by the Optionee other than by will, the laws of descent and distribution, and each Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee; and

    (b) No Non-Statutory Stock Options may be sold, exchanged, pledged, transferred, assigned or otherwise encumbered or disposed of, except as follows:
(i) to the spouse or any children or grandchildren of the holder; (ii) as a charitable contribution or gift to or for the use of any person or entity described in Section 170(c) of the Code; (iii) to any Controlled Entity (as such term is defined in the Code); or (iv) by will or the laws of intestate succession.

    If the optionee ceases to be employed by the Company because he or she is terminated for Cause (as defined in the Stock Plan), any options held by the terminated employee will automatically expire. If an optionee's employment by the Company is terminated by reason of a mental or physical disability or death, then his or her options will expire one year after the date of termination. If an optionee's employment is terminated for any other reason, then his or her options will terminate three months from the date of termination. Options become immediately exercisable in the event of a change in control of the Company or other similar event.

    The Stock Plan authorizes the Company to make loans to optionees to enable them to exercise their options. Such loans must (1) provide for recourse to the optionee, (2) bear interest at a rate no less than the prime rate of interest of the Company's principal lender and (3) be secured by the shares of Common Stock purchased.

    An award of restricted stock constitutes an immediate transfer of ownership to the recipient in consideration of the performance of services. Awards of restricted stock may be made for no additional consideration or for consideration of a payment by the participant that is less than the current fair market value. The participant has immediate dividend and voting rights on the shares but the shares will be subject to a "substantial risk of forfeiture," within the meaning of Section 83 of the Code, for a period of at least one year, as determined by the Compensation Committee. In order to enforce these forfeiture provisions, the transferability of restricted stock granted under the Stock Plan will be prohibited or restricted in the manner prescribed by the Committee on the date of the grant. The Committee may provide for the earlier termination of the forfeiture provisions in the event of a change in control of the Company, retirement, death or disability of the recipient, or other similar event.

    The Board has the authority to amend or terminate the Stock Plan, provided that no such action impairs the rights of the holder of any outstanding option or restrictive stock without the written consent of such holder, and provided further that certain amendments of the Stock Plan are subject to stockholder approval. Unless terminated sooner, the Stock Plan will terminate ten years from its effective date.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

    NONQUALIFIED STOCK OPTIONS

    GENERALLY. An optionee generally will not recognize income upon the grant of a nonqualified stock option. If an optionee receives unrestricted shares of Common Stock upon the exercise of a nonqualified stock option, he will normally recognize ordinary income at the time of exercise equal to the excess of the fair market value, at the time of exercise, of the optioned Common Stock received over the exercise price. When the optionee disposes of the shares, capital gain will be recognized, either long or short term depending on the holding period beginning on the date the shares are acquired.

    SPECIAL RULES APPLICABLE TO OPTIONEES SUBJECT TO SECTION 16(B) OF THE EXCHANGE ACT. The tax consequences to optionees who are Company insiders subject to Section 16(b) of the Exchange Act may differ from the tax consequences described above. In the case of such an optionee, ordinary income will generally be recognized upon exercise only if six months have elapsed since the date of the grant.

    TAX CONSEQUENCES TO THE COMPANY. To the extent that an optionee recognizes ordinary income, the Company or subsidiary for which the optionee performs services will generally be entitled to a corresponding deduction. The deduction is allowed in the tax year in which the optionee is required to include the amount in income.

INCENTIVE STOCK OPTIONS

    GENERALLY. An optionee will not recognize income upon the grant of an incentive stock option. In addition, an optionee will not recognize income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements. To satisfy the employment requirement, an optionee generally must exercise the option not later than three months after he ceases to be an employee of the Company or a subsidiary of the Company (one year if he ceases to be an employee due to disability). To satisfy the holding period requirement, an optionee must hold the optioned Common Stock for more than two years from the grant of the option and more than one year after the Common Stock is transferred to him. If these requirements are satisfied, upon the sale of the Common Stock, the optionee will be taxed at long-term capital gains rates on any gain, measured by the difference between his or her basis in the Common Stock and the net proceeds of the sale.

    DISQUALIFYING DISPOSITION. If shares of Common Stock acquired upon the timely exercise of an incentive stock option are sold, exchanged or otherwise disposed of without satisfying the holding period requirement (a "Disqualifying Disposition"), the optionee will usually recognize ordinary income at the time of disposition equal to the amount of the excess of the fair market value of the optioned Common Stock on the date of the exercise of the incentive stock option over the exercise price.

    ALTERNATIVE MINIMUM TAX. An optionee generally must include in alternative minimum taxable income the amount by which the amount paid for the option is exceeded by the option's fair market value at the time the rights to the stock are freely transferable or not subject to a substantial risk of forfeiture.

    TAX CONSEQUENCES TO THE COMPANY. The granting of an incentive stock option, or the exercise thereof, will generally not result in a deduction for the Company. However, to the extent that an optionee recognizes ordinary income as the result of a Disqualifying Disposition, the Company will generally be entitled to a corresponding deduction.

RESTRICTED STOCK AWARDS

    The recipient of restricted stock awards generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock reduced by any amount paid by the participant at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code ("Restrictions"). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares with Restrictions will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted stock. If a Section 83(b) election has not been made, any dividends received with respect to restricted stock subject to Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.

    The following table sets forth certain options under the Stock Plan that were granted (subject to approval of the amendment) on February 10, 1998 to Named Executive Officers, Executive Officers as a group and Non-Executive Officer Employees as a group. Each of the options set forth below vest in four equal annual installments beginning February 10, 1999. All such options will be vested by February 10, 2002. The exercise price for all of the following options is $1.18 per share.

                                                                        NUMBER OF SHARES
                                                                    UNDERLYING OPTIONS TO BE
                                                                     GRANTED UNDER THE STOCK
NAME AND POSITION                                                             PLAN
-----------------------------------------------------------------  ---------------------------
James M. Lowery..................................................              200,000
Rita Koridek.....................................................              100,000
Michael J. Toth..................................................              100,000
Paul Stoyanoff...................................................              100,000
Executive Officers as a Group....................................              580,000
Non-Executive Officer Employee Group.............................              100,000

VOTE REQUIRED

    Amendment of the Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The enclosed Proxy will be voted FOR the amendment of the Stock Plan unless the Proxy holders are otherwise instructed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT OF THE STOCK PLAN.

              PROPOSAL NO. 3--APPROVAL OF INDEPENDENT ACCOUNTANTS

    The Board of Directors of the Company has selected Coopers & Lybrand L.L.P. as independent accountants to examine the consolidated financial statements of the Company for the fiscal year ending December 31, 1998. Although the Bylaws of the Company do not require the selection of independent accountants to be submitted to stockholders for approval, this selection is being presented to stockholders for ratification or rejection at the Annual Meeting. The Board of Directors recommends that the stockholders vote FOR the ratification of such selection. Coopers & Lybrand L.L.P. has been the independent accountant of the Company since 1995, and is considered by the Board of Directors to be well qualified. A representative of Coopers & Lybrand L.L.P. is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

VOTE REQUIRED

    For ratification, this proposal will require the affirmative vote of the holders of a majority of the shares of Common Stock represented at the meeting in person or by proxy. If the resolution is rejected, or if Coopers & Lybrand L.L.P. declines to act or becomes incapable of action, or if its employment is discontinued, the Board of Directors will appoint other independent accountants whose continued employment after the following Annual Meeting of Stockholders will be subject to ratification by stockholders. The enclosed Proxy will be voted FOR amendment of Coopers & Lybrand L.L.P. unless the Proxy holders are otherwise instructed.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF COOPERS &
  LYBRAND L.L.P.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

    The following table summarizes the compensation paid by the Company to the Company's Chairman and Chief Executive Officer, and three Regional Vice-Presidents, the only executive officers who earned more than $100,000 annually in total compensation in the last three years (the "Named Executive Officers"). Other than for Mr. Toth, who served as the Company's Chairman from July 1995 to February 1997, information is not included for 1995 when none of the other Named Executive Officers earned more than $100,000. No Named Executive Officer received perquisites from the Company, the aggregate value of which exceeded the lesser of $50,000 or 10% of such Named Executive Officer's annual compensation.

                                                                   ANNUAL COMPENSATION
                                                              ------------------------------       OTHER
NAME AND                                                      FISCAL                              COMPENSATION
PRINCIPAL POSITION                                             YEAR    SALARY        BONUS        (COMMISSIONS)
------------------------------------------------------------  ------  ---------    ---------      -------
James M. Lowery ............................................   1997    $116,460(1)    --            --
  Chairman of the Board                                        1996      66,000     $ 64,590(2)     --
  and Chief Executive Officer
Paul Stoyanoff .............................................   1997    $ 65,806(1)  $201,703        --
  Regional Vice-President                                      1996      38,000      179,592      $30,306
Rita Koridek ...............................................   1997    $ 70,350(1)  $105,715      $ 6,763
  Regional Vice-President                                      1996      66,000      132,909(3)    15,658
Michael J. Toth ............................................   1997    $ 69,333     $ 76,332        --
  Regional Vice-President                                      1996      66,000       16,126        --
                                                               1995      30,000       28,000        --

------------------------

(1) Includes amounts deferred at the Named Executive's option pursuant to
    Section 401(k) of the Code.

(2) Represents an earn-out payment payable to Mr. Lowery, and accrued by the Company, in 1996 under the terms of the agreement pursuant to which the Company acquired Seraphim. $27,828 of this amount was paid in 1996 and $36,762 of this amount was paid on February 15, 1998.

(3) Includes $64,590 which represents an earn-out payment payable to Ms. Koridek, and accrued by the Company in 1996 under the terms of the agreement pursuant to which the Company acquired Seraphim. $27,828 of this amount was paid in 1996 and $36,762 of this amount was paid on February 15, 1998.

AGGREGATE FISCAL YEAR-END OPTION VALUES

    The following table sets forth certain information with respect to non-qualified stock options granted to Michael J. Toth on July 5, 1995. In general, under the stock option agreement with Mr. Toth, options granted vested in equal quarterly increments over a two-year period from the date of grant and expire July 5, 2005. Accordingly, all of Mr. Toth's options have vested. No stock options issued by the Company were exercised in 1997, and none of the other Named Executive Officers held any stock options issued by the Company at the fiscal 1997 year end.

                                                                                                 VALUE OF
                                                                                                UNEXERCISED
                                                                             NUMBER OF         IN-THE-MONEY
                                                                        UNEXERCISED OPTIONS     OPTIONS AT
NAME                                                                    AT FISCAL YEAR-END    FISCAL YEAR-END
----------------------------------------------------------------------  -------------------   ---------------
Michael J. Toth.......................................................        72,500              $52,055

STOCK PLAN

    The Telecomm Industries Corp. 1997 Stock Option and Award Plan was adopted in October 1997, and provides for the grant of options to purchase an aggregate of 75,000 shares of the Company's Common Stock. Stock option and restricted stock awards are designed to provide management with a direct financial incentive to enhance stockholder values, thereby aligning the interests of the Company's executives with the long-term interest of its stockholders. The Company proposes to amend the Stock Plan as discussed under "Proposal No. 2--Amendment of Stock Plan."

LONG-TERM INCENTIVE AND PENSION PLANS

    Other than its 401(k) plan, the Company does not have any long-term incentive, pension or similar plans.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

    The following table sets forth certain information as of March 31, 1998 regarding ownership of Common Stock by each person known to the Company to beneficially own more than 5% of the Company's Common Stock, each director and executive officer of the Company who own Common Stock, and directors and executive officers as a group.

                                                                                        PERCENT
                                                                                          OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                 AMOUNT OWNED     CLASS
----------------------------------------------------------------------  -------------   -------
Reba, Rock & Bear, Inc. ..............................................   2,000,000(2)   15.8%
  8450 Westfield Blvd.
  Indianapolis, Indiana 46240
Paul Satterthwaite....................................................   1,000,000(2)   7.9%
Jon Satterthwaite.....................................................   1,000,000(2)   7.9%
James M. Lowery.......................................................     190,000      1.5%
Michael J. Toth.......................................................     532,500(3)   4.2%
Paul Stoyanoff........................................................      60,000       *
Rita Koridek..........................................................     115,000       *
Raymond W. Sheets, Jr. ...............................................   2,033,500      16.0%
  9345A Ravenna Road, Suite C9
  Twinsburg, Ohio 44087
Steven W. Smith ......................................................   2,071,000      16.3%
  9345A Ravenna Road, Suite C9
  Twinsburg, Ohio 44087
All executive officers and directors as a group (8 individuals).......   7,002,000(3)   55.3%

------------------------

 *  Less than 1.0%.

(1) Address is the business address of the Company unless otherwise indicated.

(2) These shares are owned by Reba, Rock & Bear, Inc. ("RRB"). Because each of Messrs. Satterthwaite own 50% of the outstanding stock of RRB, they may be deemed beneficial owners of such stock.

(3) Includes 72,500 shares subject to stock options that are presently exercisable by Mr. Toth.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

    The Company's Mentor, Ohio facilities are leased from an entity which is owned in part by Michael J. Toth, an officer, director and stockholder of the Company. Mr. Toth was also an officer, director and stockholder of Long-Tell Communications, Inc. ("Long-Tell"), a reseller of long distance telephone services. Certain sales personnel of Teleco also acted as independent contractors of Long-Tell and received commissions from Long-Tell for sales in 1996. The Company purchased all of the outstanding stock of Long-Tell on January 2, 1997.

    The Company's Indianapolis facility is leased through September 2015 from an entity controlled by Mr. Jon Satterthwaite, a stockholder of the Company, and Mr. Paul Satterthwaite, a director, officer and stockholder of the Company. The Company makes monthly payments on the Indianapolis facility lease of $12,542 for rent plus approximately $10,000 for certain expenses and has a right to terminate the lease on 12 months advance written notice.

    The assets of TCI, formerly a subsidiary of the Company, were sold to Telephone Communications, Ltd., a corporation owned by Messrs. Smith and Sheets, stockholders and directors of the Company, effective December 31, 1994. In consideration for such sale, Messrs. Smith and Sheets issued the Company a promissory note in the principal amount of $580,000, payable in 35 monthly installments of $20,000. On January 2, 1997, the Company forgave the then remaining balance of this promissory note, which was $59,469, in consideration for the payment of the remaining balance of $400,000 then due.

                 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    A stockholder intending to present a proposal to be included in the Company's Proxy Statement for the Company's 1999 annual meeting of Stockholders must deliver a proposal to the Secretary of the Company at the Company's principal executive office by January 8, 1999.

                             FINANCIAL INFORMATION

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES AND EXHIBITS THERETO, MAY BE OBTAINED WITHOUT CHARGE BY WRITTEN REQUEST TO ERIC GETZIN, CHIEF FINANCIAL OFFICER, TELECOMM INDUSTRIES CORP., 8450 WESTFIELD BLVD., INDIANAPOLIS, INDIANA 46240.

                                 OTHER MATTERS

    The Board of Directors of the Company is not aware of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares they represent as the Board of Directors may recommend.

    You are urged to sign and return your Proxy promptly to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          /s/ PAUL SATTERTHWAITE
                                          --------------------------------------
                                          Paul Satterthwaite
                                          SECRETARY

                                                                        APPENDIX

                           TELECOMM INDUSTRIES CORP.
        1997 STOCK OPTION AND AWARD PLAN, AS AMENDED AS OF JUNE 4, 1998

    1. PURPOSE. The purpose of this Plan is to advance the interests of TELECOMM INDUSTRIES CORP., a Delaware corporation (the "Company"), by providing additional incentive to attract and retain qualified and competent persons who are key to the Company, including key employees, Officers and Directors, and upon whose efforts and judgment the success of the Company is largely dependent, by encouraging such persons to own stock in the Company.

    2. DEFINITIONS. As used herein, the following terms shall have the meaning indicated:

        (a) "Board" shall mean the Board of Directors of the Company.

        (b) "Change of Control" shall mean the occurrence of any of the following:

           (i) any transaction (which shall include a series of transactions occurring within sixty days or occurring pursuant to a plan) that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

           (ii) the stockholders of the Company approving a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

           (iii) the stockholders of the Company approving a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

        (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d) "Committee" shall mean the compensation committee appointed by the Board pursuant to Section 15 hereof or, if not appointed, the full Board.

        (e) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

        (f) "Controlled Entity" shall mean any trust, partnership, limited liability company or other entity in which such person that receives Options or Restricted Shares under this Plan acts as trustee, managing partner, managing member or otherwise controls; provided that, to the extent any such Option or Restricted Shares received under this Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such Option.

        (g) "Director" shall mean a member of the Board.

        (h) "Effective Date" shall mean September 15, 1997.

        (i) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and consistent manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be the average of the average bid and ask prices of the Common Stock on the National Association of Securities Dealers Over the Counter Bulletin Board for the five business days preceding such day.

        (j) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

        (k) "Non-Employee Director" shall mean a Director who: (i) is not an Officer or employee of the Company or any Subsidiary; (ii) does not (A) receive compensation, directly or indirectly, from the Company or any Subsidiary for services rendered as a consultant or in any other capacity other than as a Director, except for an amount that does not exceed the dollar amount for which disclosure would be required under Item 404(a) of Regulation S-K, 17 C.F.R. Section 229.404(a), or (B) possess an interest in any transaction for which disclosure would be required under Item 404(a) of Regulation S-K, 17 C.F.R. Section 229.404(a); and (iii) is not engaged in a business relationship for which disclosure would be required under Item 404(b) of Regulation S-K, 17 C.F.R. Section 229.404(b).

        (l) "Non-Statutory Stock Option" shall mean an Option which is not an Incentive Stock Option.

        (m) "Officer" shall mean the Company's Chairman, Chief Financial Officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant.

        (n) "Option" (when capitalized) shall mean any option granted under this Plan.

        (o) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of a transfer made pursuant to Section 13 hereof.

        (p) "Participant" shall mean either a person to whom Restricted Shares are granted under this Plan, an Optionee or any person who succeeds to the rights of either such person under this Plan by reason of the death of such person.

        (q) "Plan" shall mean this 1997 Stock Option and Award Plan of the Company.

        (r) "Restricted Shares" shall mean Shares granted or sold pursuant to
    Section 10 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 10 has expired.

        (s) "Restricted Share Agreement" shall mean the agreement entered into between the Company and the Participant who is to receive Restricted Shares at the time of any Restricted Share grant.

        (t) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (u) "Share(s)" shall mean a share or shares of the Common Stock.

        (v) "Subsidiary" shall mean a "subsidiary corporation" as defined in section 424(f) of the Code.

    3. AVAILABLE SHARES. The Company may grant to Participants from time to time an aggregate of up to 2,000,000 Restricted Shares or Options from Shares held in the Company's treasury or from authorized and unissued Shares. If any Option granted under this Plan shall terminate, expire, or be canceled or surrendered as to any Shares, or if any Restricted Shares are forfeited by the holder thereof, new Options or Restricted Shares may thereafter be granted covering such Shares.

    4. OPTION GRANTS. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or a Non-Statutory Stock Option. All Incentive Stock Options shall be granted within ten years from the date this Plan is adopted by the Board or the date this Plan is approved by the stockholders of the Company, whichever is later.

    5. DOLLAR LIMITATION. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Subsidiary), exceeds $100,000.

    6.  CONDITIONS FOR GRANT OF OPTIONS.

        (a) Each Option shall be evidenced by a written agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Committee from the class of all Directors, Officers and regular employees of the Company or its Subsidiaries. Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

        (b) In granting Options to Directors, Officers and employees of the Company or its Subsidiaries, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options to Directors, Officers and employees of the Company or its Subsidiaries under this Plan prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, or upon the attainment of stated goals or both, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

        (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

    7. OPTION PRICE. The Committee shall establish, at the time any Option is granted, the price per Share for which the Shares covered by the option may be purchased; provided, however, that if the option is an Incentive Option, such price shall not be less than 100% of the Fair Market Value of the Shares on the date on which the option is granted; provided, further, that with respect to an Incentive Option granted to a Participant who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent corporation (as defined in Section 424(e) of the Code) or Subsidiary, the option price shall not be less than 110% of the fair market value of the Shares subject to the Incentive Option on the date such Option is granted.

    8. EXERCISE OF OPTIONS. An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee's payment to the Company of an amount that is sufficient to satisfy all applicable federal or state tax withholding requirements relating to exercise of the Option, if any. Unless further limited by the Committee in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares or by a combination of the above; provided further, however, that the Committee in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or in part with an Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at the base lending rate of the Company's principal lender, and (iv) contain such other terms as the Committee in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 12 hereof.

    9. EXERCISABILITY OF OPTIONS. Any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option, except as otherwise provided in this Section 9.

        (a) The expiration date of an Option shall be determined by the Committee at the time of grant, but in no event shall (i) an Option be exercisable after the expiration of ten years from the date of grant of the Option or (ii) an Incentive Option granted to a Participant, who at the time of the grant owns (after applying the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting stock of the Corporation or of any parent corporation (as defined in Section 424(e) of the Code) or Subsidiary, be exercisable after the expiration of five years from the date of grant of the Incentive Option.

        (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable upon any Change in Control.

        (c) The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

    10.  TERMINATION OF OPTION PERIOD.

        (a) The unexercised portion of any Option shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

           (i) three months after the date on which the Optionee's employment is terminated for any reason other than by reason of (A) Cause, which, solely for purposes of this Plan, shall mean the termination of the Optionee's employment by reason of the Optionee's willful misconduct or gross negligence, (B) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (C) death;

           (ii) immediately upon the termination of the Optionee's employment for Cause;

           (iii) one year after the date on which the Optionee's employment is terminated by reason of a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee; or

           (iv) (A) one year after the date of termination of the Optionee's employment by reason of death of the Optionee, or (B) three months after the date on which the Optionee dies if the Optionee dies during the one year period specified in Section 9(a)(iii) hereof.

        (b) The Committee in its sole discretion may, by giving written notice (a "cancellation notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Sections 2(b)(ii) or
    (iii) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

    11. RESTRICTED SHARES. The Committee may also authorize the grant or sale to Directors, Officers and employees of the Company or its subsidiaries of Restricted Shares. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements, contained in the following provisions:

        (a) Each such grant or sale shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer referred to in the Restricted Share Agreement.

        (b) In granting Restricted Share awards to Directors, Officers and employees of the Company or its Subsidiaries, the Committee shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Restricted Share awards to Directors, Officers and employees of the Company or its Subsidiaries under this Plan prescribe such other terms and conditions concerning such grants as it deems appropriate.

        (c) Each Restricted Share grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than Fair Market Value per Share at the date of grant.

        (d) Each such grant or sale shall be subject to a Restricted Share Agreement, which shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period of not less than one (1) year to be determined by the Committee at the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a Change in Control, retirement, or death or disability of the Participant or other similar transaction or event as approved by the Committee.

        (e) Each Restricted Share Agreement shall provide that during the period for which such substantial risk of forfeiture is to continue, and any other period prescribed by law, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee or law, as the case may be, at the date of grant (which restrictions may include, without limitation, prohibitions on transfer, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

        (f) Any grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

    12.  ADJUSTMENT OF SHARES.

        (a) If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

           (i) appropriate adjustment shall be made in the maximum number of Shares available for grant to Participants under this Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so granted; and

           (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

        (b) Subject to the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee's sole discretion, such adjustments become appropriate by reason of any corporate transaction described in Sections 2(b)(ii) or (iii) hereof.

        (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

        (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities, or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, lease, exchange, transfer, assignment or other disposition of all or any part of the assets or business of the Company; or
    (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

    13.  TRANSFERABILITY OF OPTIONS AND RESTRICTED SHARES.

        (a) No Incentive Stock Option shall be transferable by the Optionee other than by will, the laws of descent and distribution, and each Incentive Stock Option shall be exercisable during the Optionee's lifetime only by the Optionee.

        (b) A person that receives Non-Statutory Stock Options under this Plan or such person's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such person's or beneficiary's Non-Statutory Stock Options received under this Plan only as follows: (i) to the spouse or any children or grandchildren of such person that receives Non-Statutory Stock Options under this Plan; (ii) as a charitable contribution or gift to or for the use of any person or entity described in Section 170(c) of the Code; (iii) to any Controlled Entity; or (iv) by will or the laws of intestate succession.

        (c) Restricted Shares may be transferred only as set forth in the applicable Restricted Share Agreement.

    14. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Option or Restricted Share award grant, the Committee may require such agreements or undertakings (in an Option Agreement or Restricted Share Agreement), if any, as the Committee may deem necessary or advisable to assure compliance with any such federal or state securities or other law or regulation including, but not limited to, the following:

        (i) a representation and warranty by the Participant to the Company, at the time any Option is exercised or Restricted Share granted, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

        (ii) a representation, warranty and/or agreement by the Participant to the Company to be bound by any legends that are, in the opinion of the Committee or counsel to the Company, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee or counsel to the Company to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

    15.  ADMINISTRATION OF THE PLAN.

        (a) This Plan shall be administered by the Committee, which shall consist of not less than two Directors. The Committee shall have all of the powers of the Board with respect to this Plan; provided that if any member of the Committee is not a Non-Employee Director, then the Board shall approve any Option or Restricted Share that the Committee proposes to grant hereunder. The Board may change the membership of the Committee at any time and fill any vacancy occurring in the membership of the Committee by appointment.

        (b) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final and conclusive.

        (c) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting or (ii) without a meeting by the unanimous written consent of the members of the Committee.

    16.  INTERPRETATION.

        (a) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead this Plan shall be construed and enforced as if such provision had never been included in this Plan.

        (b) This Plan shall be governed by the laws of the State of Ohio.

        (c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

        (d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

    17.  AMENDMENT AND DISCONTINUATION OF THE PLAN.

        (a) Either the Board or the Committee may from time to time amend this Plan or any Option; provided, however, that, except to the extent provided in Section 12, no such amendment may, without approval by the stockholders of the Company, (i) materially increase the benefits accruing to participants under this Plan, (ii) materially increase the number of securities which may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan; and provided further, that except to the extent provided in Section 10, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

        (b) Notwithstanding anything herein to the contrary, the provisions of this Plan which govern the exercise price per Share under each such Option, when and under what circumstances such Option will be granted and the period within which each such Option may be exercised, shall not be amended more than once every six months (even with stockholder approval) other than to conform to changes to (i) the Code or the rules promulgated thereunder, (ii) the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder, or (iii) rules promulgated by the Securities and Exchange Commission.

    18. EFFECTIVE DATE AND TERMINATION DATE. The Plan shall be effective upon the Effective Date and shall terminate on the tenth anniversary of the Effective Date.

                              TELECOMM INDUSTRIES CORP.
                     ANNUAL MEETING OF STOCKHOLDERS, JUNE 4, 1998
              HAMPTON INN  6540 SOUTH CICERO, BEDFORD PARK, ILLINOIS 60038
                                 10:00 A.M. LOCAL TIME

P    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
R    The undersigned hereby appoints James M. Lowery and Paul Satterthwaite, or
O    either one of them acting singly with full power of substitution, the proxy
X    or proxies of the undersigned to attend the Annual Meeting of the
Y Stockholders of Telecomm Industries Corp. to be held on June 4, 1998, at the Hampton Inn, 6540 South Cicero, Bedford Park, Illinois 60038, beginning at 10:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below and on the reverse side, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April 29, 1998 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-KSB/A of Telecomm Industries Corp.

           PLEASE MARK YOUR CHOICE LIKE THIS /X/ IN BLUE OR BLACK INK.

           THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR "FOR ALL NOMINEES" AND FOR PROPOSALS 2 AND 3.

       1. Election of James M. Lowery, Michael J. Toth, Rita Koridek, Steven W. Smith, Raymond W. Sheets, Jr., Paul Satterthwaite and Paul Stoyanoff.

FOR ALL NOMINEES / / (unless struck out above)  WITHHOLD FROM ALL NOMINEES / /
        (Authority to vote for any nominee may be withheld by lining through or otherwise striking out the name of such nominee.)

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

       2.  Amendment of the 1997 Stock Option and Award Plan.

                  / /  FOR          / /  AGAINST          / /  ABSTAIN

       3.  Ratification of appointment of independent accountants.

                  / /  FOR          / /  AGAINST          / /  ABSTAIN

            (Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)
                                          Dated: _________________________, 1998

                                          ______________________________________
                                                        Signature
                                          ______________________________________
                                                Signature if held jointly

                                          I plan to attend the meeting:
                                          Yes / /  No / /

THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE ABOVE MATTERS UNLESS OTHERWISE
                                   INDICATED,
   AND IN THE DISCRETION OF THE PROXIES ON ALL OTHER MATTERS PROPERLY BROUGHT
                              BEFORE THE MEETING.